Prepaid Expenses and Other Current Assets, Net - Schedule of Prepaid Expenses and Other Current Assets, Net (Details) ¥ in Thousands, $ in Thousands	Mar. 31, 2025 CNY (¥)	Mar. 31, 2025 USD ($)	Mar. 31, 2024 CNY (¥)
Schedule of Prepaid Expenses and Other Current Assets, Net [Abstract]
Advance to suppliers	¥ 467,429		¥ 433,363
Receivables from supply chain service provider	6,042		6,114
Other receivables	25,781		18,532
Allowance for credit losses	(453,717)		(355)
Prepaid expenses and other current assets, net	¥ 45,535	$ 6,275	¥ 457,654